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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 18, 2000


                       CABOT INDUSTRIAL PROPERTIES, L.P.
              (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-14979                   04-3397874
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                           Two Center Plaza, Suite 200
                           Boston, Massachusetts 02108
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code  (617) 723-0900


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

        On December 18, 2000, Cabot Industrial Properties, L.P., a Delaware limited partnership, entered into a purchase agreement in connection with an underwritten secondary offering of 2,000,000 of Cabot Industrial Trust's common shares of beneficial interest by a selling shareholder. A copy of the purchase agreement is included as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements of Businesses Acquired or To Be Acquired

                     Not applicable.

        (b)   Pro Forma Financial Information.

                     Not applicable.

        (c)   Exhibits.

              99.1 Purchase Agreement dated as of December 18, 2000 by and among Cabot Industrial Trust, Cabot Industrial Properties, L.P., IBM Personal Pension Plan Trust, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CABOT INDUSTRIAL PROPERTIES, L.P.

                                        By: Cabot Industrial Trust,
                                            Its general partner


Date: December 19, 2000                 By: /s/ Neil E. Waisnor
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                                            Neil E. Waisnor
                                            Senior Vice President--Finance
                                            Treasurer and Secretary